PROSPECTUS SUPPLEMENT - Aug. 23, 2004*

AXP(R) California Tax-Exempt Fund      (Aug. 29, 2003)       S-6328-99 X (8/03)

AXP(R) Insured Tax-Exempt Fund         (Aug. 22, 2003)       S-6327-99 Y (8/03)

AXP(R) Massachusetts Tax-Exempt Fund   (Aug. 29, 2003)       S-6328-99 X (8/03)

AXP(R) Michigan Tax-Exempt Fund        (Aug. 29, 2003)       S-6328-99 X (8/03)

AXP(R) Minnesota Tax-Exempt Fund       (Aug. 29, 2003)       S-6328-99 X (8/03)

AXP(R) New York Tax-Exempt Fund        (Aug. 29, 2003)       S-6328-99 X (8/03)

AXP(R) Ohio Tax-Exempt Fund            (Aug. 29, 2003)       S-6328-99 X (8/03)

For AXP California Tax-Exempt Fund, AXP Insured Tax-Exempt Fund, AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund and AXP Ohio Tax-Exempt Fund the information in the "Investment Manager" section regarding who manages the Fund's portfolio is being replaced with:

The Fund's portfolio is managed by the municipal sector team, which is led by:

David Kerwin, Portfolio Manager, CFA

o    Leader of the municipal sector team.

o    Joined AEFC in 1985 as a municipal bond trader.

o    Began investment career in 1985.

o    BS, University of Minnesota.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

The rest of the section remains the same.

S-6328-21 A (8/04)

* Valid until next prospectus update

Destroy Aug. 27, 2004